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                                                                  Exhibit 25(g)
- --------------------------------------------------------------------------------
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.   20549
                         _____________________________

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                OF A TRUSTEE PURSUANT TO SECTION 305 (b)(2)_____
                       __________________________________

                             BANKERS TRUST COMPANY
              (Exact name of trustee as specified in its charter)

NEW YORK                                           13-4941247
(Jurisdiction of incorporation                     (I.R.S. Employer
if not a U.S. national bank)                       Identification no.)

Four Albany Street
New York, New York                                 10006
(Address of principal                              (Zip Code)
executive offices)

                           _________________________

                                  SALOMON INC.
              (Exact name of obligor as specified in the charter)


DELAWARE                                           22-1660266
(State or other jurisdiction                       (I.R.S. employer
of incorporation or organization)                  Identification no.)

Seven World Trade Center
New York, New York                                 10048
(Address of principal executive offices)           (Zip Code)

                            _______________________

                                DEBT SECURITIES
                      (Title of the indenture securities)

- --------------------------------------------------------------------------------
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                                      -2-


Item  1.  General Information.
          Furnish the following information as to the trustee.

          (a) Name and address of each examining or supervising authority to which it is subject.

          Name                                    Address
          ----                                    -------

          Federal Reserve Bank (2nd District)    New York, N.Y.
          Federal Deposit Insurance Corporation  Washington, D.C.
          New York State Banking Department      Albany, N.Y.

          (b) Whether it is authorized to exercise corporate trust powers.

              Yes.

Item  2.  Affiliations with Obligor.

          If the obligor is an affiliate of the Trustee, describe each such affiliation.

          None.

Item 16.  List of Exhibits.

          Exhibit 1 -  Restated Organization Certificate of Bankers Trust
                       Company dated August 7, 1990 and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated March 21, 1994 - see attached.

          Exhibit 2 -  Certificate of Authority to commence business -
                       Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.

          Exhibit 3 -  Authorization of the Trustee to exercise corporate trust powers - Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.


          Exhibit 4 -  A copy of existing By-Laws of Bankers Trust Company, dated as amended on September 21, 1993. - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 33-52359.
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                                      -3-



          Exhibit 5 -  Not applicable.

          Exhibit 6 -  Consent of Bankers Trust Company required by Section
                       321(b) of the Act. - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 22-18864.

          Exhibit 7 -  A copy of the latest report of condition of Bankers Trust
                       Company dated as of March 31, 1994. - Incorporated herein by reference to Exhibit 7 filed with Form T-1 Statement, Registration No. 33-53703.

          Exhibit 8 -  Not Applicable

          Exhibit 9 -  Not Applicable
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Exhibit 1

                               State of New York

                              Banking Department



     I, CARMINE M. TENGA, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE, the annexed Certificate entitled "CERTIFICATE OF AMENDMENT OF THE ORGANIZATION CERTIFICATE OF BANKERS TRUST COMPANY Under Section 8005 of the Banking Law," dated March 21, 1994, providing for an increase in authorized capital stock from, $951,666,670 consisting of 70,166,667 shares with a par value of $10 each designated as Common Stock and 250 shares with a par value of $1,000,000 each designated as Series Preferred Stock to $1,101,666,670 consisting of 85,166,667 shares with a par value of $10 each designated as Common Stock and 250 shares with a par value of $1,000,000 each designated as Series Preferred Stock.



Witness, my hand and official seal of the Banking Department at the City of New
               York, this 28th day of March in the Year of our Lord one thousand nine hundred and ninety-four.



                                           /s/Carmine M. Tenga
                                      -----------------------------------
                                           Deputy Superintendent of Banks

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                           CERTIFICATE OF AMENDMENT

                                    OF THE

                           ORGANIZATION CERTIFICATE

                           OF BANKERS TRUST COMPANY

                     Under Section 8005 of the Banking Law


                           ------------------------


     We, James T. Byrne, Jr. and Lea Lahtinen, being respectively a Managing Director and an Assistant Secretary of BANKERS TRUST COMPANY, do hereby certify:

     1.   The name of the corporation is Bankers Trust Company.

     2. The organization certificate of said corporation was filed by the Superintendent of Banks on the 5th day of March, 1903.

     3. The organization certificate as heretofore amended is hereby amended to increase the aggregate number of shares which the corporation shall have authority to issue and to increase the amount of its authorized capital stock in conformity therewith.

     4. Article III of the organization certificate with reference to the authorized capital stock, the number of shares into which the capital stock shall be divided, the par value of shares and the capital stock outstanding, which reads as follows:

          "III. Capital Stock: The amount of capital stock which the corporation is hereafter to have is Nine Hundred Fifty-One Million, Six Hundred Sixty-Six Thousand, Six Hundred Seventy Dollars ($951,666,670), divided into Seventy Million, One Hundred Sixty-Six Thousand, Six Hundred Sixty-Seven (70,166,667) shares with a par value of $10 each designated as Common Stock and 250 shares with a par value of One Million Dollars ($1,000,000) each designated as Series Preferred Stock."

is hereby amended to read as follows:

          "III. The amount of capital stock which the corporation is hereafter to have is One Billion, One Hundred One Million, Six Hundred Sixty-Six Thousand, Six Hundred Seventy Dollars ($1,101,666,670), divided into Eighty-Five Million, One Hundred Sixty-Six Thousand, Six Hundred Sixty-Seven (85,166,667) shares with a par value of $10 each designated as Common Stock and 250 shares with a par value of One Million Dollars ($1,000,000) each designated as Series Preferred Stock."
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     5.  The foregoing amendment of the organization certificate was authorized by unanimous written consent signed by the holder of all outstanding shares entitled to vote thereon.

     IN WITNESS WHEREOF, we have made and subscribed this certificate this 21st day of March, 1994.



                                             /s/James T. Byrne, Jr
                                             ---------------------
                                             James T. Byrne, Jr.
                                             Managing Director



                                             /s/ Lea Lahtinen
                                             ----------------
                                             Lea Lahtinen
                                             Assistant Secretary



                                      -2-
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State of New York   )
                    )    ss.:
County of New York  )


     Lea Lahtinen, being duly sworn, deposes and says that she is an Assistant Secretary of Bankers Trust Company, the corporation described in the foregoing certificate; that she has read the foregoing certificate and knows the contents thereof, and that the statements therein contained are true.



                                              /s/ Lea Lahtinen
                                              ----------------
                                              Lea Lahtinen



Sworn to before me this 21st
day of March, 1994.



       /s/ Sandra L. West
- ------------------------------------
             Notary Public



                                      -3-
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                                   SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 4th day of August, 1994.



                                         BANKERS TRUST COMPANY



                                         By /s/Rossana E. Abueva
                                            -------------------------
                                               Rossana E. Abueva
                                               Assistant Vice President